UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2019

BC Partners Lending Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01269	82-4654271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York	10022
(Address of Principal Executive Officers)	(Zip Code)

(212) 891-2880

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Fee Waiver Agreement

On August 20, 2019, BC Partners Lending Corporation (the “Company”) entered into a letter agreement (the “Fee Waiver Agreement”) with BC Partners Advisors L.P. (the “Adviser”) regarding Incentive Fees (as defined in the Advisory Agreement) to be paid by the Company pursuant to the Amended and Restated Investment Advisory Agreement between the Company and the Adviser dated November 7, 2018, as further amended (the “Advisory Agreement”). The Fee Waiver Agreement provides that the Adviser will agree to forego 50% of its Management Fees (as defined in the Advisory Agreement) through December 31, 2019, with such waived amounts not subject to recoupment by the Adviser.

Expense Support and Conditional Reimbursement Agreement

On August 20, 2019, the Company also entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with the Adviser. The Expense Support Agreement provides that commencing with the quarter following the Initial Closing Date (as defined in the Expense Support Agreement), the Adviser will reimburse the Company on a quarterly basis for operating expenses sufficient to ensure that distributions to stockholders will not be paid from offering proceeds or borrowings (an “Expense Payment”). The Adviser will recoup prior Expense Payments if, after each quarter, the Company’s Excess Operating Funds (as defined in the Expense Support Agreement) exceed the cumulative distributions paid to stockholders. Unless terminated earlier as provided in the Expense Support Agreement, the Expense Support Agreement terminates on the third anniversary of the Initial Closing Date.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Fee Waiver Agreement and the Expense Support Agreement, attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement by and between BC Partners Lending Corporation and BC Partners Advisers L.P., dated August 20, 2019

10.2	Expense Support and Conditional Reimbursement Agreement by and between BC Partners Lending Corporation, a Maryland corporation, and BC Partners Advisers L.P., a Delaware limited partnership, dated August 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2019	By:	/s/ Edward U. Gilpin
	Name:	Edward U. Gilpin
	Title:	Chief Financial Officer